INCOME TAXES	12 Months Ended
Dec. 31, 2024
INCOME TAXES [Abstract]
INCOME TAXES

15. INCOME TAXES

TKO Group Holdings, Inc. was incorporated as a Delaware corporation in March 2023. As the sole managing member of TKO OpCo, TKO Group Holdings, Inc. ultimately controls TKO OpCo. TKO Group Holdings, Inc. is subject to corporate income taxes on its share of taxable income of TKO OpCo. TKO OpCo is treated as a partnership for U.S. federal income tax purposes and is therefore generally not subject to U.S. corporate income tax, other than entity-level income taxes in certain U.S. state and local jurisdictions. TKO OpCo’s foreign subsidiaries are subject to entity-level taxes, and TKO OpCo’s U.S. subsidiaries are subject to foreign withholding taxes on sales in certain foreign jurisdictions which are included as a component of foreign current taxes. For the periods prior to the Endeavor Asset Acquisition, the Acquired Businesses primarily consisted of U.S. flow through entities not subject to tax as well as some foreign subsidiaries and U.S. regarded corporations subject to entity level taxes. Income taxes related to the Acquired Businesses reflected in the combined tax provision are attributable to U.S. regarded entities and foreign entities subject to tax in their respective jurisdictions.

As discussed in Note 4, Acquisition of WWE, the Transactions are accounted for as a reverse acquisition of WWE using the acquisition method of accounting in accordance with ASC 805. As a result, TKO recorded a fair value step-up on the acquired WWE net assets in the amount of $3.3 billion and deferred tax liabilities in the amount of $379.6 million, all of which was recorded through goodwill as of the Closing Date.

For the years ended December 31, 2024, 2023 and 2022, the effective tax rate was (17.7)%, 19.9% and 4.3% respectively.

(Loss) income before income taxes includes the following components (in thousands):

	Year Ended December 31,
	2024	2023	2022
United States	$(265,532)	$124,736	$371,382
Foreign	55,327	42,247	(3,297)
Total (loss) income before income taxes	$(210,205)	$166,983	$368,085

The income tax provision consists of the following (in thousands):

	Year Ended December 31,
	2024	2023	2022
Current:
U.S. federal, state and local	$38,510	$5,694	$(2,503)
Foreign	68,162	28,280	24,730
Total Current	106,672	33,974	22,227
Deferred:
U.S. federal, state and local	(62,439)	(7,883)	(1,234)
Foreign	(6,978)	7,105	(5,098)
Total Deferred	(69,417)	(778)	(6,332)
Total provision for income taxes	$37,255	$33,196	$15,895

The Company’s effective tax rate differs from the U.S. federal statutory rate primarily due to partnership income not subject to income tax and withholding taxes in foreign jurisdictions that are not based on net income. The effective tax rate based on the actual provision shown in the combined statements of operations differs from the U.S. statutory federal income tax rate as follows (in thousands):

	Year Ended December 31,
	2024	2023	2022
U.S. statutory federal income tax of 21%	$(44,142)	$35,066	$77,296
Partnership income not subject to tax	40,115	(60,382)	(91,436)
Tax impact of foreign operations	42,970	42,898	28,105
UK ORIP Tax	2,894	1,215	859
Provision to return	1,333	2,145	(983)
Permanent differences	2,863	2,029	(4,404)
Nondeductible officers compensation	7,943	4,465	—
Equity method investments	435	(2,686)	(2,391)
Third party ownership reversal	—	(167)	(1,087)
Opening balance remeasurement	—	4,270	—
Valuation allowance	20,551	(1,180)	(2,141)
Unrecognized tax benefits	2,428	3,836	9,576
U.S. state and local taxes	(7,921)	176	788
Foreign tax credit, net of expiration	(25,606)	—	—
Other	(6,608)	1,511	1,713
Total provision for income taxes	$37,255	$33,196	$15,895

Principal components of deferred tax assets and liabilities are as follows (in thousands):

	As of December 31,
	2024	2023
Deferred tax assets:
Compensation and severance	$14,382	$17,776
Net operating loss, capital loss and tax credits carried forward	50,853	38,021
Lease liability	35,404	38,233
Accrued expenses	30,880	—
Other	6,077	10,380
Total gross deferred tax assets	137,596	104,410
Less: valuation allowance	(36,616)	(16,166)
Net deferred tax assets	100,980	88,244

Deferred tax liabilities:
Property, buildings, and equipment	(35,022)	(34,701)
Loss contracts	(7,793)	(13,547)
Intangible assets	(374,606)	(416,618)
Lease asset	(34,201)	(37,101)
Investments	(7,755)	(6,681)
Other liabilities	—	(2,445)
Net deferred tax liabilities	(459,377)	(511,093)

Total net deferred tax (liabilities) assets	$(358,397)	$(422,849)

As of December 31, 2024 and 2023, the Company had federal net operating loss carryforwards of $55.8 million, and $29.6 million, respectively, which have an indefinite carryforward period. In addition, as of December 31, 2024 and 2023, the Company had foreign net operating losses of $15.6 million and $20.2 million, respectively, which expire over various time periods ranging from 5 years to no expiration. In addition, as of December 31, 2024, the Company has foreign tax credit carryforwards of $26.4 million, which expire in years 2032 through 2034.

ASC 740 requires that a valuation allowance be recorded against deferred tax assets when it is more likely than not that some or all of the Company’s deferred tax asset will not be realized upon available positive and negative evidence. After reviewing all available positive and negative evidence as of December 31, 2024 and 2023, the Company recorded a valuation allowance of $36.6 million and $16.2 million, respectively, against foreign tax credits, certain foreign deferred tax assets, and net operating losses at lower tier US regarded entities. The above tax carryforward amounts may not be indicative of the Acquired Businesses’ tax attributes upon separation from Endeavor Group Holdings, Inc.

The Company had unrecognized tax benefits of $38.0 million, $39.3 million and $34.7 million, respectively, as of December 31, 2024, 2023 and 2022. The aggregate changes to the liability for unrecognized tax benefits, excluding interest and penalties, were as follows (in thousands):

	Year Ended December 31,
	2024	2023	2022
Beginning balance	$39,250	$34,749	$29,656
Acquisitions	—	2,549	—
Gross increases	10,042	9,268	7,939
Gross decreases	(4,335)	(274)	(743)
Lapse of statue of limitations	(6,946)	(7,472)	(1,122)
Translation adjustments	(49)	430	(981)
Ending balance	$37,962	$39,250	$34,749

The Company recognizes interest and penalties related to uncertain tax benefits in its provisions for income taxes. The Company had accrued interest and penalties of $12.9 million, $12.9 million and $8.9 million as of December 31, 2024, 2023 and 2022, respectively. For the years ended December 31, 2024, 2023 and 2022, the Company recognized interest (income) / expense of $(0.2) million, $3.8 million, and $3.5 million, respectively, through the income tax provision.

As of December 31, 2024 and 2023, approximately $50.2 million and $46.9 million, respectively, would affect the Company’s effective tax rate upon resolution of the uncertain tax positions.

The Company is regularly audited by domestic and foreign taxing authorities. Audits may result in tax assessments in excess of amounts claimed and the payment of additional taxes. The Company believes that its tax return positions comply with applicable tax law and that it has adequately provided for reasonably foreseeable assessments of additional taxes. Additionally, the Company believes that any assessments in excess of the amounts provided for will not have a material adverse impact in the combined financial statements.

The Company is subject to taxation in the U.S. and various state and foreign jurisdictions. As of December 31, 2024, the Company is subject to review by U.S. federal taxing authorities for 2020 and subsequent years. The Company's U.S. corporate tax returns are under IRS examination for the years 2020 through 2022. The Company has ongoing state and local audits beginning with tax year 2017 and onward. The Company believes it has appropriately accrued for the expected outcome of all pending tax matters and does not anticipate that the resolution of these audits will have a material adverse effect on the Company's combined financial position.

Other Matters

In December 2022, the Organization for Economic Co-operation and Development ("OECD") proposed Global Anti-Base Erosion Rules, which provides for changes to numerous long-standing tax principles including the adoption of a global minimum tax rate of 15% for multinational enterprises ("GloBE rules"). Various jurisdictions have adopted or are in the process of enacting legislation to adopt GloBE rules and other countries are expected to adopt GloBE rules in the future. While changes in tax laws in the various countries in which the Company operates can negatively impact the Company’s results of operations and financial position in future periods, the Company’s impact related to the adoption of the GloBE rules, effective January 1, 2024, was not material to the Company’s combined financial position.